UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 27, 2005

MOBILITY ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-30907 (Commission File Number)	86-0843914 (IRS Employer Identification No.)

17800 N. Perimeter Dr., Suite 200, Scottsdale, Arizona (Address of Principal Executive Offices)	85255 (Zip Code)
(480) 596-0061
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On October 27, 2005, Mobility Electronics, Inc. (the “Company”) announced via press release the Company’s preliminary results for the three and nine months ended September 30, 2005 and, as more fully described in Item 4.02 of this Form 8-K, the Company’s decision to restate its previously issued financial statements for the three-month periods ended March 31, 2005 and June 30, 2005, the six-month period ended June 30, 2005, and the years ended December 31, 2004 and 2003. This press release contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     The staff of the Division of Corporation Finance of the Securities and Exchange Commission (the “Commission”) has issued comments to the Company in connection with its review of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.
     Based on these comments and discussions with the Commission on October 27, 2005, and after consultation with the Company’s independent registered public accounting firm, KPMG LLP, the Company’s management recommended, and its Audit Committee determined, on October 27, 2005, that it will restate its previously issued financial statements for the three-month periods ended March 31, 2005 and June 30, 2005, the six-month period ended June 30, 2005, and the years ended December 31, 2004 and 2003. As a result, the financial statements previously issued by the Company for these periods should no longer be relied upon.
     The Company’s determination to restate these previously issued financial statements stems from comments from the Commission requesting support for the Company’s decision to record costs, consisting primarily of legal fees stemming from unresolved issues in connection with its 2002 acquisitions of Portsmith and iGo, as goodwill, rather than as period expense. During the year ended December 31, 2003, the year ended December 31, 2004, and the six months ended June 30, 2005, the Company recorded approximately $500,000, $1,000,000, and $400,000, respectively, of these costs as a component of goodwill. The restatement adjustments will record these costs as general and administrative expense in the appropriate periods, but such adjustments will have no effect on previously reported revenue or cash flows. The Company expects to file amended periodic reports with the Commission reflecting these restatement adjustments in connection with the filing of its Form 10-Q for the three and nine months ended September 30, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOBILITY ELECTRONICS, INC.
Dated: October 27, 2005	By:	/s/ Joan W. Brubacher
	Name:	Joan W. Brubacher
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

99.1	Press Release issued October 27, 2005